QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2002

Movie Gallery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24548	63-1120122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

900 West Main Street Dothan, Alabama		36301
(Address of principal executive offices)		(Zip Code)

(334) 677-2108
(Registrant's telephone number, including area code)

No change
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

        On August 21, 2002, Movie Gallery, Inc. filed its Quarterly Report on Form 10-Q for the quarter ended July 7, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of Movie Gallery, Inc.'s Chief Executive Officer, J. T. Malugen, and Chief Financial Officer, J. Steven Roy, pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        I, J. T. Malugen, hereby certify pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

  (i)
  The accompanying Quarterly Report on Form 10-Q for the quarter ended July 7, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

  (ii)
  The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Movie Gallery, Inc.

/s/ J. T. Malugen J. T. Malugen Chief Executive Officer

        I, J. Steven Roy, hereby certify pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

  (i)
  The accompanying Quarterly Report on Form 10-Q for the quarter ended July 7, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

  (ii)
  The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Movie Gallery, Inc.

/s/ J. Steven Roy J. Steven Roy Chief Financial Officer

        The foregoing certifications are being furnished solely pursuant to 18 U.S.C. 1350 and are not being filed as part of this report or as a separate disclosure document.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Movie Gallery, Inc.

BY:	/s/ J. Steven Roy J. Steven Roy Executive Vice President and Chief Financial Officer

Date: August 21, 2002

QuickLinks

SIGNATURES